SUPPLEMENT DATED MAY 15, 2000

                                  TO

                          WEBS INDEX FUND, INC.

                               PROSPECTUS

                                  AND

                    STATEMENT OF ADDITIONAL INFORMATION

                          DATED DECEMBER 30, 1999


     The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus and the Statement of Additional Information of WEBS Index Fund, Inc., each dated December 30, 1999.


The Fund is renamed "iShares, Inc.";  WEBS become "iShares"


     Effective May 15, 2000, the Fund has been renamed
"iShares, Inc."  In addition, WEBS have been renamed
"iShares", and each of the Fund's WEBS Index Series has been renamed an "iShares MSCI Index Fund". The new names are as follows:

iShares MSCI Australia Index Fund
iShares MSCI Austria Index Fund
iShares MSCI Belgium Index Fund
iShares MSCI Brazil (Free) Index Fund
iShares MSCI Canada Index Fund
iShares MSCI EMU Index Fund
iShares MSCI France Index Fund
iShares MSCI Germany Index Fund
iShares MSCI Hong Kong Index Fund
iShares MSCI Italy Index Fund
iShares MSCI Japan Index Fund
iShares MSCI Malaysia (Free) Index Fund
iShares MSCI Mexico (Free) Index Fund
iShares MSCI Netherlands Index Fund
iShares MSCI Singapore (Free) Index Fund iShares MSCI South Africa Index Fund iShares MSCI South Korea Index Fund iShares MSCI Spain Index Fund iShares MSCI Sweden Index Fund iShares MSCI Switzerland Index Fund iShares MSCI Taiwan Index Fund iShares MSCI United Kingdom Index Fund iShares MSCI USA Index Fund


AMEX Listing of iShares of iShares MSCI South Korea Index
Fund and Commencement of Sales to the Public


     The American Stock Exchange LLC has approved the listing of the iShares of the iShares MSCI South Korea Index
Fund.

     Beginning May 12, 2000, iShares of the iShares MSCI
South Korea Index Fund are offered for sale to the public, and will trade on the American Stock Exchange under the ticker symbol "EWY".

     Under the investment advisory agreement between the
Fund and its investment adviser, Barclays Global Fund Advisors ("BGFA"), for the services to be provided by BGFA with respect to the iShares MSCI South Korea Index Fund (and after commencement of their operations, the iShares MSCI Brazil (Free), South Africa and Taiwan Index Funds), the
Fund pays BGFA an annual gross investment advisory fee equal to each of those Index Funds' allocable portion of: 0.74% per annum of the aggregate net assets of those Index Funds less than or equal to $2 billion, plus 0.69% per annum of the aggregate net assets of those Index Funds between $2 billion and $4 billion, plus 0.64% per annum of the aggregate net assets of those Index Funds greater than $4 billion; provided, however, that the fee paid to BGFA with respect to each of those Index Funds shall be reduced by the aggregate of such Index Funds' fees and expenses, other than
(i) expenses of the Index Funds incurred in connection with the execution of portfolio securities transactions on behalf of such Index Funds, (ii) expenses incurred in connection with any distribution plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act, (iii) litigation expenses, (iv) taxes (including, but not limited to, income, excise, transfer and withholding taxes), (v) any cost or expense that a majority of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) deems to be an extraordinary expense and (vi) the advisory fee payable to BGFA under the investment advisory agreement; and provided, further, that BGFA shall reimburse the Fund to the extent that the expenses of any of those Index Funds (other than the expenses set forth in the foregoing proviso) exceed the amount set forth above with respect to such Index Funds.

     The effect of this fee arrangement, based on assumed average daily net assets of $50 million for the iShares MSCI South Korea Index Fund, and assuming payments under the Fund's Rule 12b-1 plan in respect of the iShares MSCI South Korea Index Fund at the maximum rate of 0.25% and no unusual expenses, is an expense ratio for the iShares MSCI South Korea Index Fund of 0.99% (i.e., 0.74% + 0.25%) of average daily net assets.


Shareholder Approval of Advisory Agreement


     The shareholders of the Fund's initial 17 iShares MSCI
Index Funds (i.e., the iShares MSCI Australia,  Austria,
Belgium, Canada, France, Germany, Hong Kong, Italy, Japan,
Malaysia (Free), Mexico (Free), Netherlands, Singapore
(Free), Spain, Sweden, Switzerland and United Kingdom Index
Funds) have approved amendments to the Fund's advisory agreement with BGFA, including a change to the Fund's fee arrangements with BGFA. The new fee arrangements went into effect as of May 8, 2000.

     Under the new contractual fee arrangements, for the services to be provided by BGFA with respect to each of the initial 17 Index Funds (and after commencement of their operations, the iShares EMU and USA Index Funds), the Fund pays BGFA an annual gross investment advisory fee equal to each of those Index Funds' allocable portion of: 0.59% per annum of the aggregate net assets of those Index Funds less than or equal to $7 billion, plus 0.54% per annum of the aggregate net assets of those Index Funds between $7 billion and $11 billion, plus 0.49% per annum of the aggregate net assets of those Index Funds in excess of $11 billion; provided, however, that the fee paid to BGFA with respect to each of those Index Funds shall be reduced by the aggregate of such Index Funds' fees and expenses, other than
(i) expenses of the Index Funds incurred in connection with the execution of portfolio securities transactions on behalf of such Index Funds, (ii) expenses incurred in connection with any distribution plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act, (iii) litigation expenses, (iv) taxes (including, but not limited to, income, excise, transfer and withholding taxes), (v) any cost or expense that a majority of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) deems to be an extraordinary expense and (vi) the advisory fee payable to BGFA under the investment advisory agreement; and provided, further, that BGFA shall reimburse the Fund to the extent that the expenses of any of those Index Funds (other than the expenses set forth in the foregoing proviso) exceed the amount set forth above with respect to such Index Funds.

     The effect of the new fee arrangements, at current asset levels, and assuming payments under the Fund's Rule 12b-1 plan in respect of the initial 17 Index Funds at the maximum rate of 0.25% and no unusual expenses, is an expense ratio of 0.84% (i.e., 0.59% + 0.25%) of average daily net assets for each of the initial 17 iShares MSCI Index Funds.


New Distributor


     SEI Investments Distribution Company, located at One
Freedom Valley Drive, Oaks, PA 19456, became the new distributor of the Fund, effective March 28, 2000. At that time, the Board of Directors' previous limitation on annual distribution fees paid by an iShares MSCI Index Fund under the Fund's Rule 12b-1 distribution plan (up to 0.20% of the average daily net assets of the Index Fund) was removed, with the effect that each Index Fund may pay annual distribution fees of up to 0.25% of the average daily net assets of the Index Fund under the 12b-1 plan (the maximum permitted by the 12b-1 plan).

     The distribution fees payable under the 12b-1 plan are used to pay distribution related expenses, including: compensation to the distributor at a rate fixed by the Fund's Board of Directors from time to time (currently 0.02% of the Fund's average daily net assets, subject to an annual minimum of $845,000); compensation to a sales and marketing consultant retained by the Fund at a rate of 0.035% of the Fund's average daily net assets; reimbursements of expenses incurred by the distributor and other persons (including
BGFA) in connection with the distribution of the Fund's shares. In addition, the distributor also has entered into sales and investor services agreements with broker-dealers or other persons that are DTC participants to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the distributor will pay such broker-dealers or other persons, out of Rule 12b-1 fees received from the Index Fund, at the annual rate of up to 0.25 of 1% of the average daily net asset value of iShares held through DTC for the account of such DTC participant. The amounts of the fees paid to the distributor and the sales and marketing consultant are not dependent on the amount of distribution expenses actually incurred by such persons.


iShares MSCI Malaysia (Free) Index Fund


     Effective May 12, 2000, Creation Units of the iShares MSCI Malaysia (Free) Index Fund will be redeemed for cash in U.S. dollars. (Prior to that date, the Malaysia Index Fund has had a policy of redeeming Creation Units exclusively for Malaysian ringgits, in light of capital controls imposed by Malaysian authorities.)

     In connection with the decision to redeem Creation Units of the Malaysia Index Fund for U.S. dollars, the Fund is combining its accounts in Malaysia effective May 12, 2000, and Malaysian securities acquired by the Malaysia Index Fund before September 1, 1998 will acquire a basis for purposes of the Malaysian profits levy equal to their fair market value at the time of the combination. Previously, the proceeds of such securities could be repatriated without payment of the profits levy. Under the current Malaysian capital controls, the Malaysia Index Fund will pay a profits levy at a rate of 10% (with any profits computed based on the cost basis for purposes of the Malaysian capital controls) when it sells Malaysian securities and repatriates the proceeds (e.g., in connection with redemptions). Since the levy is not a foreign income tax it will not be "passed through" to shareholders of the Malaysia Index Fund for possible use as a foreign tax credit.

     The Malaysian capital controls have been changed in significant ways since they were first adopted without warning on September 1, 1998. There can be no assurance that the Malaysian capital controls will not be changed in the future in ways that adversely affect the Malaysia Index Fund and its shareholders. Since the capital controls were imposed, the iShares of the Malaysia Index Fund have often traded at discounts or premiums to their net asset value. There can be no assurance that the Fund's decision to permit redemptions of Creation Units of Malaysia Index Fund iShares for U.S. dollars will result in Malaysia Index Fund iShares trading close to their net asset values.


Determination of Net Asset Value


     Except for the Index Funds named below, the net asset value of each Index Fund is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. ("NYSE") (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open. The net asset values of the iShares MSCI South Korea, Malaysia (Free) and Taiwan Index Funds are determined as of 8:30 a.m. (Eastern time), and the net asset value of the iShares MSCI Brazil (Free) Index Fund is determined at 5:00 p.m. (Eastern time), on each day that the NYSE is open. The price at which a purchase or redemption of Creation Units of iShares is made is based on the next calculation of net asset value. In the case of Index Funds that effect creations and/or redemptions only for cash (i.e., the iShares MSCI Brazil (Free), South Korea, Malaysia (Free) and Taiwan Index Funds), it is possible that portfolio securities transactions by the Fund in the relevant local markets of those Index Funds could affect the prices of those portfolio securities at the time those Index Funds' net asset values are calculated.


Creation Unit Transaction Fees for Institutional Investors


     The Fund issues and redeems iShares only in Creation Units, comprised of at least 50,000 to 600,000 shares, depending on the Index Fund. As a practical matter, only institutions are capable of purchasing or redeeming these Creation Units. In connection with the purchase or the redemption of a Creation Unit of an Index Fund, an investor must pay to the Fund a purchase or redemption transaction fee, which is intended to offset the issuance/redemption transaction costs incurred by that Index Fund. The basic transaction fees (per Creation Unit purchase or redemption transaction) range from maximums of $1,500 to $8,000, depending on the Index Fund. In addition to the basic transaction fee, Creation Unit purchase or redemption transactions for cash (only if available) require an additional maximum variable charge that ranges from maximums of 0.25% to 1.60% of the value of the Creation Unit being purchased or redeemed, depending on the Index Fund.